October 30, 2017 Q3 2017 Earnings Conference Call Supplemental 2020 Plan Details Karen Colonias CEO Brian Magstadt CFO

Safe Harbor This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, based on numerous assumptions and subject to risks and uncertainties (some of which are beyond our control), such as statements above regarding the Company’s 2020 Plan, the Company’s efforts and costs to implement the 2020 Plan, and the effects of the 2020 Plan; the Company's products, market share, enterprise resource planning ("ERP") implementation and its effects, software implementation (including its costs), profitability and profit margin outlook, working capital, balance sheet, inventory, net sales, net sales growth rate, operating (including R&D) expenses, cost reduction measures, capital return, capital expenditures, dividends and share repurchases. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions of the forward-looking statements we furnish will not materialize or will vary significantly from actual results. Although the Company believes that these forward-looking statements are reasonable, it does not and cannot give any assurance that its beliefs and expectations will prove to be correct, and our actual results might differ materially from results suggested by any forward-looking statement in this document. Many factors could significantly affect the Company's operations and cause the Company's actual results to differ substantially from the Company's expectations. Those factors include, but are not limited to: (i) general business cycles and construction business conditions; (ii) customer acceptance of the Company's products; (iii) product liability claims, contractual liability, engineering and design liability and similar liabilities or claims, (iv) relationships with key customers; (v) materials and manufacturing costs; (vi) the financial condition of customers, competitors and suppliers; (vii) technological developments including software development; (viii) increased competition; (ix) changes in industry practices or regulations; (x) litigation risks and actions by activist shareholders, (xi) changes in capital and credit market conditions; (xii) governmental and business conditions in countries where the Company's products are manufactured and sold; (xiii) changes in trade regulations; (xiv) the effect of acquisition activity; (xv) changes in the Company's plans, strategies, objectives, expectations or intentions; (xvi) natural disasters and other factors that are beyond the Company’s reasonable control; and (xvii) other risks and uncertainties indicated from time to time in the Company's filings with the U.S. Securities and Exchange Commission including in the Company's most recent Annual Report on Form 10-K under the heading "Item 1A - Risk Factors." Actual results might differ materially from results suggested by any forward-looking statements in this document. Except as required by law, the Company undertakes no obligation to publicly release any update or revision to these forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise. The information in this document speaks as of the date hereof and is subject to change. Any distribution of this document after the date hereof is not intended and should not be construed as updating or confirming such information. In light of the foregoing, investors are urged not to rely on our forward-looking statements in making an investment decision about our securities. We further do not accept any responsibility for any projections or reports published by analysts, investors or other third parties. 2

2020 Plan

SIMPSON Manufacturing COMPANY

KEY OBJECTIVES	FY 2016A	2020 TARGETS
1 FOCUS ON ORGANIC GROWTH	• $861 M Net Sales	• ~8% Organic Net Sales CAGR(1)
2 RATIONALIZE COST STRUCTURE TO INCREASE PROFITABILITY	• 31.8% Operating Expenses as a % of Net Sales • 16.2% Operating Income Margin(2)	• ~26% - 27% Operating Expenses as a % of Net Sales • ~21% - 22% Operating Income Margin(2) • Initiating work with leading management consultant to identify additional opportunities
3 IMPROVE WORKING CAPITAL MANAGEMENT & BALANCE SHEET DISCIPLINE	• 2x Inventory Turn Rate	• 4x Inventory Turn Rate • Engaged external consultant to identify further improvements to inventory management

IMPROVE RETURN ON INVESTED CAPITAL(3)

- Execution on the 2020 Plan is expected to substantially enhance ROIC
- Expect to achieve 17% to 18% ROIC target by FY 2020, up from 10.5% in FY 2016

INCREASE CAPITAL RETURN TO SHAREHOLDERS

- Committed to returning 50% of cash flow from operations to shareholders
- Utilize capital from inventory reductions and balance sheet efficiency improvements to repurchase shares
- Review properties for potential sale / sale-leaseback options; capital release to be used for repurchases
- Deploy additional capital from a potential tax holiday or corporate tax rate reduction to repurchase shares

(1) Based on FY 2016 reported net sales of $861 million.
(2) Operating income margin refers to consolidated income from operations as a percentage of net sales.
(3) See appendix for Return on Invested Capital (ROIC) definition.

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Net Sales Correlation to U.S. Housing Starts 4 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 H o u s in g S tar ts (M ) ($ M ) North America Net Sales Total Net Sales Gross Profit Income from Operations Housing Starts Gross Margin: 42.1% 39.8% 40.3% 35.1% 44.0% 44.9% 43.0% 44.5% 45.5% 45.2% 47.9% Our investments in adjacent products and markets have helped mitigate our exposure to a cyclical U.S. housing market over time...

Strategic Growth Initiatives Rationale 5 SOFTWARE • Preserves market share of core connector business through availability of end- to-end product and software solution • Development of best-in- class truss software solution, specifically, enhances technological capabilities to remain competitive • Over 40%+ of our core connector business is tied to customers with software needs EUROPE • Attractive opportunity to grow wood connectors, fasteners and concrete products with tailwinds from improved economic conditions • Helps diversify from significant exposure to U.S. housing starts • Expands trusted brand reputation through extensive testing and education capabilities CONCRETE • Sharpening focus on higher-margin product lines to drive profitability and increase market share from 10% to 14% by fiscal 2020 • Complementary to wood offering • Able to perform throughout all industry cycles given less reliance on U.S. housing starts for growth …while also allowing us to provide a complete product solution to our customers and to improve sales and margins in our core wood connector business.

Focus on Organic Growth

ORGANIC GROWTH TARGET



Organic CAGR: ~8%
~$1.2 B
$861 M
FY 2016A
FY 2020E

ORGANIC GROWTH DRIVERS

- Steady growth in North America and Europe
  - Estimate YOY growth in U.S. housing starts in mid single-digit range
  - Improved economic conditions in Europe
- Concrete market share improvement from approximately 10% to 14% of ~$1.3 B addressable market
  - Deemphasize acquisition activity
- Strategic capital investments
  - ~⅓ maintenance CapEx
  - ~⅔ CapEx to support organic growth, primarily in core connector business, and efficiency improvements in our initiatives

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Addressable Market Opportunity(1) 7(1) Note: Market sizes and market shares based on internal estimates. Includes North America, Europe and Pacific Rim. Addressable Market $1.3 B (9%) Addressable Market $730 M (13%) Addressable Market: $1.5 B (100%) $15.0 B $5.8 B $1.5 B Fasteners (Addressable) Concrete (Addressable) Wood Connectors & Truss (Addressable)

Simpson’s Market Share(1) 8(1) Note: Market sizes based on internal estimates. Includes North America, Europe and Pacific Rim. SSD’s Share $106 M (15%) $1.3 B Fasteners (SSD Share) Concrete (SSD Share) Wood Connectors & Truss (SSD Share) $730 M $1.5 B SSD’s Share $128 M (10%) SSD’s Share $626 M (43%)

2020 Plan Improvements by Initiative

SIMPSON Manufacturing COMPANY

In an effort to both reduce costs and drive profitability, we will be focused on operational improvements in our key focus areas.

EUROPE	CONCRETE	SOFTWARE
• Expect ~$2 million reduction in 2018 SG&A through reduced head count and other expenses • Divested Gbo Poland and Gbo Romania; enables management to focus on end user markets core to its strategy	• Expect ~$3 million reduction in 2018 SG&A through reduced head count and other expenses • Cease development of low-margin concrete repair product lines in 2018; addressable market size shifts to $1.3 B • Focus on higher-margin product lines and cease acquisitions in concrete repair space	• Holding R&D expenses steady to enhance sophistication of our software solutions • Refocus efforts on medium-sized truss component manufacturers to grow share • Continue to support smaller-sized customers • Improve operating efficiencies through rationalization of manufacturing footprint

We will continuously review our progress against these initiatives – if we are not on track, we will evaluate more aggressive steps.

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Path to Improved Operating Leverage

We plan to reduce our consolidated operating expenses as a percent of net sales by approximately 530 basis points from 31.8% in 2016 to be in the range of 26% to 27% by the end of 2020.

TOTAL OPERATING EXPENSES AS A PERCENT OF SALES



31.8%
~1%
<1%
~1%
~3%
~26% - 27%
Initiating work with a leading management consultant to help identify additional savings beyond plan
$8 M per year annual R&D expense will be held flat; will achieve improved operating leverage due to growing share in truss
~$2 M planned FY 2018 reduction in operating expenses from headcount and other expenses
~$3 M reduction in operating expenses from headcount and other professional service fees
FY 2018 consolidated SG&A dollars will be less than FY 2017, on an absolute dollar basis (inclusive of ~$8 M of SAP expenses)
2016A
Truss R&D
Europe
Concrete
Zero-based Budgeting & Operational Efficiencies
2020E

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Path to Improved Profitability in Europe 11 In Europe, we are reducing total operating expense dollars by $2 million in 2018, contributing to ~700 basis points of operating margin improvement in 2018 through reductions in both headcount and other expenses. 0.8% ~2-3% ~2% ~7% ~12%+ 2016A Gross Profit Margin Improvements Operating Expense Reductions Operating Expense Leverage 2020E TOTAL OPERATING EXPENSES AS A PERCENT OF SALES

Focus on Higher-Margin Markets in Concrete

SIMPSON Manufacturing COMPANY

CONCRETE STRATEGY

- Reprioritizing efforts in the concrete space to drive improved profitability
- Effective immediately, ceasing development of lower-margin concrete repair lines (excluding bridge & marine)
- Reduces our addressable market to $1.3 billion from $3.5 billion previously

CONCRETE GROSS MARGIN TARGET


~700 BPS
35%
~38% - 39%
~42%+
2016A
2018E
2020E

SIX KEY FOCUS AREAS

Light Framed Construction



Why?
Aligns with the company's core competency and allows us to leverage resources

Retrofit



Why?
We have a great product mix to go after this business and we tend to do well with this customer group

Waste Water Treatment Plants



Why?
Our stainless steel and crack injection offerings have done well in this space

Direct OEM



Why?
Have great products for this space & selling direct opens up a new opportunity for us

Commercial Cold-Formed Steel



Why?
We have invested in this space and developed a great, high margin product mix

Bridge and Marine



Why?
FX-70 and CSS lines are top in industry & more focus in this area will yield great results

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Software Critical to Preserve & Grow Core Business Over 40% of our core wood connector business is tied to customers with software needs. ~$500 M 13 • Without software solutions, we believe a meaningful portion of our market share in our core wood connector products would be at risk • Enhances technological capabilities to remain competitive in wood construction space Proprietary Truss Software • Ongoing development to support truss component manufacturers • Small and medium-sized component manufacturers represent >40% of truss market • Focused on converting medium-sized customers • Enabled by increased software capabilities and sophistication of our solutions Acquired CG Visions (January 2017) • Provides expertise and resources to offer software solutions and services to builders and lumber building material dealers • Supports efforts to further develop integrated software component solutions for the building industry STRATEGIC RATIONALE INVESTMENTS IN SOFTWARE

Improve Working Capital & Balance Sheet Discipline

SIMPSON Manufacturing COMPANY

INVENTORY TURN IMPROVEMENT



2x Increase
4x
2x
FY 2016A
FY 2020E

DRIVERS OF CAPITAL RELEASE

- Established internal team to better manage inventory without impacting product availability standards
  - Delivering products typically within 24 hours is a key competitive factor
  - Eliminating ~25% - 30% of SKU's
- Expect enhanced operating efficiencies upon completion of ERP system implementation in 2019
- Engaged external consultant with a specialization in Lean principles to opine on additional methods to enhance efficiency
  - Identified ~30% of additional raw materials and finished goods to eliminate over the next three years

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Return on Invested Capital(1) Improvement 15 Through execution on the 2020 Plan, we expect to substantially increase our return on invested capital above our weighted average cost of capital which will drive enhanced shareholder value. 10.5% ~3% ~3% ~1% ~17% - 18% 2016A Operating Expense Reductions Share Repurchases Inventory Turns 2020E (1) See appendix for Return on Invested Capital (ROIC) definition.

Cash Flow from Operations Share Repurchases Organic Growth Investments Dividends Disciplined Capital Allocation Strategy 16 • Improve cash flow through better management of working capital and overall balance sheet discipline • Committed to return 50% of cash flow from operations to shareholders • Focus primarily on organic growth opportunities through strategic capital investments in the business • Longer-term, we intend to use the proceeds from the following toward future share repurchases: • A review of owned real estate for potential sale or sale lease-back opportunities • A potential tax holiday or corporate rate reduction • Maintain regular quarterly dividends Given our confidence the 2020 Plan will drive improved operational performance in our business, we plan to be more aggressive in repurchasing shares of our stock in the near-term.

Summary 17 Now → 2020:  Focusing on organic growth  Rationalizing our cost structure to improve Company-wide profitability  Improving working capital management and balance sheet discipline  Increasing capital return to shareholders  Working with external management and Lean consultants to perform independent, in- depth analyses of our operations to identify incremental opportunities for improvement beyond the 2020 Plan We expect these objectives will result in an improved ROIC(1) target to approximately 17% to 18% by FY 2020. We believe our execution on the 2020 Plan will create substantial value for all shareholders of Simpson Manufacturing Company. (1) See appendix for Return on Invested Capital (ROIC) definition.

APPENDIX

Return on Invested Capital (“ROIC”) Definition When referred to in this presentation, the Company’s return on invested capital (“ROIC”) for a fiscal year is calculated based on (i) the net income of that year as presented in the Company’s consolidated statements of operations prepared pursuant to generally accepted accounting principles in the U.S. (“GAAP”), as divided by (ii) the average of the sum of the total stockholders’ equity and the total long-term liabilities at the beginning of and at the end of such year, as presented in the Company’s consolidated balance sheets prepared pursuant to GAAP for that applicable year. As such, the Company’s ROIC, a ratio or statistical measure, is calculated using exclusively financial measures presented in accordance with GAAP. 19